[LETTERHEAD]




November 5, 1997                                                  CONFIDENTIAL


Board of Directors
Centura Software Corporation
975 Island Drive
Redwood Shores, California 94065

RE: HICKEY & HILL, INC. MANAGEMENT CONTRACT

Gentlemen:

This letter sets out the terms and conditions upon which HICKEY & HILL, INC. ("H&H") would be engaged to provide management services to Centura Software Corporation ("Centura" or the "Company"). Furthermore, it is our understanding that the Board is in agreement with the general terms and conditions of this effort and that the Company has the approvals necessary to execute this agreement. We are prepared to undertake this engagement per the following:

SERVICES

     Services to be provided would be at the direction of the Company's Board of Directors. At present it is contemplated that such services would include the following:

        - Performing duties of the Chief Executive Officer, Chief Financial Officer and the principal marketing officer during the engagement, as appropriate. Such duties will be performed initially by Scott Broomfield, John Bowman and Kathy Lane, respectively. During the month of November, 1997, however, the positions being filed are that of the Chief Operations Officer, V.P. of Finance and the principal marketing officer.

        - Development and implementation of a plan to improve shareholder value, through development and implementation of an updated business plan, subject to the Company's Board of Directors.

        - Assist the Board of Directors in execution of Progress Software's ("Progress") acquisition interest. Our understanding is that Progress will deliver a letter of intent, or equivalent by December 1, 1997.

     The initial term of this engagement will extend through December 31, 1999. Moreover, this engagement may be terminated by either party upon 90 days prior written notice. In the event of termination, the Options will continue to vest monthly for an additional 90 days (monthly basis) after written notice.

COMPENSATION

     H&H would be compensated as follows:

     A. $70,000 per month for the first two months, $50,000 per month thereafter. The monthly fee will be due and payable in advance on the first day of each month. Reimbursable business expenses will be due upon presentation of an invoice. Further, the Company will pay H&H an additional $25,000 for work performed during the second half of October, 1997.

     B. Non-statutory stock options to purchase 1,500,000 shares of common stock of the Company at a price equal to the closing price on the NASDAQ stock market on the day prior to the signing of this contract, to be issued pursuant to a Company stock option plan (the "Options") approved and duly adopted by the Board of Directors of the Company, but not subject to shareholder approval (unless otherwise required by the NASDAQ). Such Options, unless the Progress acquisition occurs, will vest in increments of 25% every six months after commencement of the engagement, with an accelerated vesting in the event of a "Change of Control" (defined in Section E below).

     C. In the event that Progress enters into a letter of intent or memorandum of understanding by December 1, 1997 to acquire the Company and H&H is involved in the running of the business, then the Options will vest monthly beginning November 1, 1997 (at the beginning of the month -- 62,500 shares / month), plus the monthly cash compensation as defined above in Section A.

     D. Reimbursement of all reasonable business expenses.

     E. As used above in Section B., "Change of Control" shall mean any of the following events, subject to a Progress carve out:

        - All or substantially all of the assets of the Company are sold, exchanged or otherwise transferred in one or more transactions;
        - The Company is merged or consolidated with or into another corporation with the effect that the common stockholders with the effect that the common stockholders immediately prior to such merger or consolidation hold less than 75% of the ordinary voting power of the outstanding securities of the surviving corporation of such merger or the corporation resulting from such consolidation;
        - A person or group (such as term is used in rule 13d-5 under the Securities and Exchange Act of 1934) shall, as a result of the tender or exchange offer, open market purchases, merger, private placement or otherwise, have become, directly or indirectly, the beneficial owner (within the meaning of the rule 13d-5 under the Securities and Exchange Act of 1934) or securities having 25% or more of the voting power of then outstanding securities of the Company.

ADMINISTRATIVE MATTERS

     1. The Company grants to H&H permission to participate in discussions, on the Company's behalf, with third parties and disclose such information which, in H&H's sole discretion, is considered appropriate. Any of the H&H representatives may be involved with these discussions. The Company further agrees that all written materials and documents prepared by or gathered by H&H are, or become, the property of H&H.

     2. H&H makes no representation nor can offer any assurance that the Company can, in fact, become or remain profitable or that the means required in that attempt will be acceptable to the Company. H&H would commit its best effort and experience in this engagement, but it can provide no further commitment or guarantee of any kind as to the results.

     3. Neither H&H nor any of its officers, directors, shareholders, agents, employees or associates will be liable to the Company, or any of its investors or to anyone who may claim any right due to a relationship with the Company for any acts or omissions in the performance of services under the terms of this agreement, unless the acts are due to gross negligence of H&H. The Company will indemnify and hold H&H and each of its officers, directors, shareholders, agents, employees and associates who become involved in providing services pursuant to the arrangement herein, free and harmless from obligations, costs, claims, losses, liabilities, damages, injuries, judgments and expenses, including, but not limited to, attorney's fees and any attachments arising from, growing out of or in any way connected with services rendered to the Company under the terms of this agreement unless H&H or any of its officers, directors, shareholders, agents, employees or associates is judged by a court of competent jurisdiction to be guilty of gross negligence.

     4. Prior to commencing the performance of any services hereunder, H&H shall be satisfied that this agreement had been duly authorized by all necessary corporate action of the part of the Company, including, if applicable, shareholder approval.

     5. H&H will be performing services hereunder as an independent contractor and not as an employee of the Company. The Company acknowledges and agrees to this action.

     6. Further, if any action at law or in equity, including any action for declaratory relief, is brought to enforce or interpret the provisions of this agreement, the prevailing party will be entitled to reasonable attorney's fees.

We appreciate the opportunity to work with the Board on this engagement. If you agree with the above, please sign both letters and return one copy to our firm.

Sincerely,

/s/ SRB

Scott R. Broomfield
Principal



                          AGREED AND ACCEPTED THIS 6TH DAY OF NOVEMBER, 1997
                                                    ---

                          BY: /s/ S INMAN               , OF CENTURA SOFTWARE.
                              --------------------------
                                   Sam Inman, CEO

                          CENTURA SOFTWARE CORPORATION

                   NOTICE OF NONSTATUTORY STOCK OPTION GRANT

Optionee's Name and Address:

Scott Broomfield
Centura Software Corporation
975 Island Drive
Redwood Shores, CA 94065

    You have been granted an option to purchase Common Stock of Centura Software Corporation (the "Company"), as follows:

Board Approval Date:               November 6, 1997
                                   -------------------------------------

Date of Grant (Later of Board
Approval Date or Commencement of
Employment/ Consulting):           November 6, 1997
                                   -------------------------------------

Exercise Price Per Share:          $1.906
                                   -------------------------------------

Total Number of Shares Granted:    750,000
                                   -------------------------------------

Total Price of Shares Granted:     $1,429,500.00
                                   -------------------------------------

Term/Expiration Date:              November 5, 2007
                                   -------------------------------------

Vesting Commencement Date:         November 5, 1997
                                   -------------------------------------

Vesting Schedule:                  25% of the shares subject to the
                                   option shall be exercisable as of
                                   the Vesting Commencement Date and
                                   thereafter 25% of the shares subject
                                   to the option shall become exercisable
                                   on each subsequent six month anniversary
                                   of the Vesting Commencement Date as
                                   follows: an additional 25% of the shares
                                   become exercisable on May 5, 1998, an
                                   additional 25% of the shares become
                                   exercisable on November 5, 1998 and and
                                   additional 25% of the shares become
                                   exercisable on May 5, 1999; provided,
                                   however, that 100% of the shares subject
                                   to the option shall become exercisable
                                   upon the occurrence of any of the
                                   following events:

                                   (i)  All or substantially all of the
                                        assets of the Company are sold,
                                        exchanged or otherwise
                                        transferred in one or more
                                        transactions;

                                   (ii)  The Company is merged or
                                         consolidated with or into another
                                         corporation with the effect
                                         that the common stockholders
                                         immediately prior to such
                                         merger or consolidation hold
                                         less than 75% of the ordinary
                                         voting power of the outstanding
                                         securities of the surviving
                                         corporation of such merger or
                                         the corporation resulting from
                                         such consolidation; or

                                   (iii)  A person or group (such as
                                          term is used in rule 13d-5 under the
                                          Securities and Exchange Act of
                                          1934) shall, as a result of
                                          the tender or exchange offer,
                                          open market purchases, merger,
                                          private placement or
                                          otherwise, have become,
                                          directly or indirectly, the
                                          beneficial owner (within the
                                          meaning of rule 13d-5 under
                                          the Securities and Exchange
                                          Act of 1934) or securities
                                          having 15% or more of the
                                          voting power of then
                                          outstanding securities of the
                                          Company, excluding the
                                          issuance of securities in
                                          connection with the conversion
                                          of the Floating Rate
                                          Convertible Subordinated Note
                                          Due 1998 dated as of April 3,
                                          1995 issued by the Company to
                                          Computer Associates
                                          International, Inc. and any
                                          transactions related thereto.

                                    (iv)  The Board elects to expand its
                                          membership to 9, or if 3 of its
                                          existing members resign or are in
                                          some way removed from the Board.

                                    (v)   The 2 Board members nominated by
                                          Newport Acquisition Company No 2
                                          LLC or its successors ("Newport")
                                          vote the Newport shares.

                                    (vi)  Termination of the employee or
                                          consultant by the Company for any
                                          reason without cause.

Termination Period:                Option may be exercised for a period
                                   of 5 years after termination of
                                   employment or consulting relationship
                                   with the Company (but in no event later
                                   than the Expiration Date).

    By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Nonstatutory Stock Option Agreement attached and made a part of this document.

OPTIONEE:                          CENTURA SOFTWARE CORPORATION

                                   By:
---------------------------------  -----------------------------------
Signature

                                   Title:
---------------------------------  -----------------------------------
Print Name

                          CENTURA SOFTWARE CORPORATION

                      NONSTATUTORY STOCK OPTION AGREEMENT

    1. GRANT OF OPTION. Centura Software Corporation, a California corporation (the "COMPANY"), hereby grants to the Optionee named in the Notice of Stock Option Grant attached to this Agreement ("OPTIONEE"), an option (the "OPTION") to purchase the total number of shares of Common Stock (the "SHARES") set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "EXERCISE PRICE") subject to the terms, definitions and provisions of this Nonstatutory Stock Option Agreement (the "Agreement").

    This Option is intended to be a Nonstatutory Stock Option.

    2. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant as follows:

        (a) RIGHT TO EXERCISE.

            (i) This Option may not be exercised for a fraction of a share.

            (ii) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitations contained in paragraph (iii) below.

           (iii) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Stock Option Grant.

        (b) METHOD OF EXERCISE.

            (i) This Option shall be exercisable by delivering to the Company a written notice of exercise (in the form attached as EXHIBIT A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

            (ii) As a condition to the exercise of this Option, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the exercise of the Option or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

           (iii) No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

    3. OPTIONEE'S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in customary form, a copy of which is available for Optionee's review from the Company upon request.

    4. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee: (a) cash; (b) check; (c) surrender of other Shares of Common Stock of the Company that (i) either have been owned by Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; (d) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; or (e) if there is a public market for the Shares and they are registered under the Securities Act, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price.

    5. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("REGULATION G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

    6. TERMINATION OF RELATIONSHIP. In the event of termination of Optionee's employment or consulting relationship with the Company, Optionee may, to the extent otherwise so entitled at the date of such termination (the "TERMINATION DATE"), exercise this Option during the Termination Period set out in the Notice of Stock Option Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified in the Notice of Stock Option Grant, the Option shall terminate.

    7. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 6 above, in the event of termination of Optionee's employment or consulting relationship with the Company as a result of total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), Optionee may, but only within five (5) years from the date of termination of such relationship (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), exercise the Option to the extent otherwise so entitled at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified in this Agreement, the Option shall terminate.

    8.  DEATH OF OPTIONEE.  In the event of the death of Optionee:

        (a) during the term of this Option and while an employee or consultant of the Company and having been an employee or consultant of the Company since the date of grant of the Option, the Option may be exercised, at any time within five (5) years following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in
    Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, including by an officer of High Technology Capital Management, but only to the extent of the right to exercise that would have accrued had Optionee continued living and remained as an employee of the Company three (3) months after the date of death; or

        (b) within thirty (30) days after the termination of Optionee's employment or consulting relationship with the Company, the Option may be exercised, at any time within five (5) years following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

    9. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. An Option may be exercised during the lifetime of Optionee only by Optionee or a transferee permitted by this section. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

    10. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the terms of this Option.

    11. NO ADDITIONAL EMPLOYMENT RIGHTS. Optionee understands and agrees that the vesting of Shares pursuant to the Vesting Schedule is earned only by continuing as an employee or consultant of the Company at the will of the Company (not through the act of being hired, being granted this Option or acquiring Shares under this Agreement). Optionee further acknowledges and agrees that nothing in this Agreement shall confer upon Optionee any right with respect to continuation as an employee or consultant of the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

    12. TAX CONSEQUENCES. Optionee acknowledges that he or she has read the brief summary set forth below of certain federal tax consequences of exercise of this Option and disposition of the Shares under the law in effect as of the date of grant. OPTIONEE UNDERSTANDS THAT THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

        (a) EXERCISE OF NONSTATUTORY STOCK OPTION. Optionee may incur regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. In addition, if Optionee is an employee of the Company, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

        (b) DISPOSITION OF SHARES. Gain realized on the disposition of Shares will be treated as long-term or short-term capital gain depending on whether or not the disposition occurs more than one year after the exercise date.

    13. SIGNATURE. This Stock Option Agreement shall be deemed executed by the Company and Optionee upon execution by such parties of the Notice of Stock Option Grant attached to this Stock Option Agreement.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                                   EXHIBIT A

                               NOTICE OF EXERCISE

To:        Centura Software Corporation
Attn:      Stock Option Administrator
Subject:   Notice of Intention to Exercise Nonstatutory Stock
           Option
           ----------------------------------------------------

    This is official notice that the undersigned ("OPTIONEE") intends to
exercise Optionee's option to purchase          shares of Centura Software
Corporation Common Stock, under and pursuant to the Nonstatutory Stock Option
Agreement dated            , as follows:

Grant Number:
                    ------------------------------------------------

Date of Purchase:
                    ------------------------------------------------

Number of Shares:
                    ------------------------------------------------

Purchase Price:
                    ------------------------------------------------

Method of Payment
of Purchase Price:
                    ------------------------------------------------

Social Security
No.:
                    ------------------------------------------------

The shares should be issued as follows:

Name:
                    ------------------------------------------------

Address:
                    ------------------------------------------------

                    ------------------------------------------------

                    ------------------------------------------------

Signed:
                    ------------------------------------------------

Date:
                    ------------------------------------------------

                          CENTURA SOFTWARE CORPORATION

                   NOTICE OF NONSTATUTORY STOCK OPTION GRANT

Optionee's Name and Address:

John Bowman
Centura Software Corporation
975 Island Drive
Redwood Shores, CA 94065

    You have been granted an option to purchase Common Stock of Centura Software Corporation (the "Company"), as follows:

Board Approval Date:               November 6, 1997
                                   -------------------------------------

Date of Grant (Later of Board
Approval Date or Commencement of
Employment/ Consulting):           November 6, 1997
                                   -------------------------------------

Exercise Price Per Share:          $1.906
                                   -------------------------------------

Total Number of Shares Granted:    375,000
                                   -------------------------------------

Total Price of Shares Granted:     $714,750.00
                                   -------------------------------------

Term/Expiration Date:              November 5, 2007
                                   -------------------------------------

Vesting Commencement Date:         November 5, 1997
                                   -------------------------------------

Vesting Schedule:                  25% of the shares subject to the
                                   option shall be exercisable as of
                                   the Vesting Commencement Date and
                                   thereafter 25% of the shares subject
                                   to the option shall become exercisable
                                   on each subsequent six month anniversary
                                   of the Vesting Commencement Date as
                                   follows: an additional 25% of the shares
                                   become exercisable on May 5, 1998, an
                                   additional 25% of the shares become
                                   exercisable on November 5, 1998 and and
                                   additional 25% of the shares become
                                   exercisable on May 5, 1999; provided,
                                   however, that 100% of the shares
                                   subject to the option shall become
                                   exercisable upon the occurrence of
                                   any of the following events:

                                   (i)  All or substantially all of the
                                        assets of the Company are sold,
                                        exchanged or otherwise
                                        transferred in one or more
                                        transactions;

                                   (ii)  The Company is merged or
                                         consolidated with or into another
                                         corporation with the effect
                                         that the common stockholders
                                         immediately prior to such
                                         merger or consolidation hold
                                         less than 75% of the ordinary
                                         voting power of the outstanding
                                         securities of the surviving
                                         corporation of such merger or
                                         the corporation resulting from
                                         such consolidation; or

                                   (iii)  A person or group (such as
                                          term is used in rule 13d-5 under the
                                          Securities and Exchange Act of
                                          1934) shall, as a result of
                                          the tender or exchange offer,
                                          open market purchases, merger,
                                          private placement or
                                          otherwise, have become,
                                          directly or indirectly, the
                                          beneficial owner (within the
                                          meaning of rule 13d-5 under
                                          the Securities and Exchange
                                          Act of 1934) or securities
                                          having 15% or more of the
                                          voting power of then
                                          outstanding securities of the
                                          Company, excluding the
                                          issuance of securities in
                                          connection with the conversion
                                          of the Floating Rate
                                          Convertible Subordinated Note
                                          Due 1998 dated as of April 3,
                                          1995 issued by the Company to
                                          Computer Associates
                                          International, Inc. and any
                                          transactions related thereto.

                                    (iv)  The Board elects to expand its
                                          membership to 9, or if 3 of its
                                          existing members resign or are in
                                          some way removed from the Board.

                                    (v)   The 2 Board members nominated by
                                          Newport Acquisition Company No 2
                                          LLC or its successors ("Newport")
                                          vote the Newport shares.

                                    (vi)  Termination of the employee or
                                          consultant by the Company for any
                                          reason without cause.


Termination Period:                Option may be exercised for a period
                                   of 5 years after termination of
                                   employment or consulting relationship
                                   with the Company (but in no event later
                                   than the Expiration Date).

    By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Nonstatutory Stock Option Agreement attached and made a part of this document.

OPTIONEE:                          CENTURA SOFTWARE CORPORATION

                                   By:
---------------------------------  -----------------------------------
Signature

                                   Title:
---------------------------------  -----------------------------------
Print Name

                          CENTURA SOFTWARE CORPORATION

                      NONSTATUTORY STOCK OPTION AGREEMENT

    1. GRANT OF OPTION. Centura Software Corporation, a California corporation (the "COMPANY"), hereby grants to the Optionee named in the Notice of Stock Option Grant attached to this Agreement ("OPTIONEE"), an option (the "OPTION") to purchase the total number of shares of Common Stock (the "SHARES") set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "EXERCISE PRICE") subject to the terms, definitions and provisions of this Nonstatutory Stock Option Agreement (the "Agreement").

    This Option is intended to be a Nonstatutory Stock Option.

    2. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant as follows:

        (a) RIGHT TO EXERCISE.

            (i) This Option may not be exercised for a fraction of a share.

            (ii) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitations contained in paragraph (iii) below.

           (iii) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Stock Option Grant.

        (b) METHOD OF EXERCISE.

            (i) This Option shall be exercisable by delivering to the Company a written notice of exercise (in the form attached as EXHIBIT A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

            (ii) As a condition to the exercise of this Option, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the exercise of the Option or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

           (iii) No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

    3. OPTIONEE'S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in customary form, a copy of which is available for Optionee's review from the Company upon request.

    4. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee: (a) cash; (b) check; (c) surrender of other Shares of Common Stock of the Company that (i) either have been owned by Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; (d) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; or (e) if there is a public market for the Shares and they are registered under the Securities Act, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price.

    5. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("REGULATION G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

    6. TERMINATION OF RELATIONSHIP. In the event of termination of Optionee's employment or consulting relationship with the Company, Optionee may, to the extent otherwise so entitled at the date of such termination (the "TERMINATION DATE"), exercise this Option during the Termination Period set out in the Notice of Stock Option Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified in the Notice of Stock Option Grant, the Option shall terminate.

    7. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 6 above, in the event of termination of Optionee's employment or consulting relationship with the Company as a result of total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), Optionee may, but only within five (5) years from the date of termination of such relationship (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), exercise the Option to the extent otherwise so entitled at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified in this Agreement, the Option shall terminate.

    8.  DEATH OF OPTIONEE.  In the event of the death of Optionee:

        (a) during the term of this Option and while an employee or consultant of the Company and having been an employee or consultant of the Company since the date of grant of the Option, the Option may be exercised, at any time within five (5) years following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in
    Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living and remained as an employee of the Company three (3) months after the date of death; or

        (b) within thirty (30) days after the termination of Optionee's employment or consulting relationship with the Company, the Option may be exercised, at any time within five (5) years following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

    9. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. An Option may be exercised during the lifetime of Optionee only by Optionee or a transferee permitted by this section. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

    10. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the terms of this Option.

    11. NO ADDITIONAL EMPLOYMENT RIGHTS. Optionee understands and agrees that the vesting of Shares pursuant to the Vesting Schedule is earned only by continuing as an employee or consultant of the Company at the will of the Company (not through the act of being hired, being granted this Option or acquiring Shares under this Agreement). Optionee further acknowledges and agrees that nothing in this Agreement shall confer upon Optionee any right with respect to continuation as an employee or consultant of the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

    12. TAX CONSEQUENCES. Optionee acknowledges that he or she has read the brief summary set forth below of certain federal tax consequences of exercise of this Option and disposition of the Shares under the law in effect as of the date of grant. OPTIONEE UNDERSTANDS THAT THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

        (a) EXERCISE OF NONSTATUTORY STOCK OPTION. Optionee may incur regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. In addition, if Optionee is an employee of the Company, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

        (b) DISPOSITION OF SHARES. Gain realized on the disposition of Shares will be treated as long-term or short-term capital gain depending on whether or not the disposition occurs more than one year after the exercise date.

    13. SIGNATURE. This Stock Option Agreement shall be deemed executed by the Company and Optionee upon execution by such parties of the Notice of Stock Option Grant attached to this Stock Option Agreement.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                                   EXHIBIT A

                               NOTICE OF EXERCISE

To:        Centura Software Corporation
Attn:      Stock Option Administrator
Subject:   Notice of Intention to Exercise Nonstatutory Stock
           Option
           ----------------------------------------------------

    This is official notice that the undersigned ("OPTIONEE") intends to
exercise Optionee's option to purchase          shares of Centura Software
Corporation Common Stock, under and pursuant to the Nonstatutory Stock Option
Agreement dated            , as follows:

Grant Number:
                    ------------------------------------------------

Date of Purchase:
                    ------------------------------------------------

Number of Shares:
                    ------------------------------------------------

Purchase Price:
                    ------------------------------------------------

Method of Payment
of Purchase Price:
                    ------------------------------------------------

Social Security
No.:
                    ------------------------------------------------

The shares should be issued as follows:

Name:
                    ------------------------------------------------

Address:
                    ------------------------------------------------

                    ------------------------------------------------

                    ------------------------------------------------

Signed:
                    ------------------------------------------------

Date:
                    ------------------------------------------------

                          CENTURA SOFTWARE CORPORATION

                   NOTICE OF NONSTATUTORY STOCK OPTION GRANT

Optionee's Name and Address:

Kathy Lane
Centura Software Corporation
975 Island Drive
Redwood Shores, CA 94065

    You have been granted an option to purchase Common Stock of Centura Software Corporation (the "Company"), as follows:

Board Approval Date:               November 6, 1997
                                   -------------------------------------

Date of Grant (Later of Board
Approval Date or Commencement of
Employment/ Consulting):           November 6, 1997
                                   -------------------------------------

Exercise Price Per Share:          $1.906
                                   -------------------------------------

Total Number of Shares Granted:    375,000
                                   -------------------------------------

Total Price of Shares Granted:     $714,750.00
                                   -------------------------------------

Term/Expiration Date:              November 5, 2007
                                   -------------------------------------

Vesting Commencement Date:         November 5, 1997
                                   -------------------------------------

Vesting Schedule:                  25% of the shares subject to the
                                   option shall be exercisable as of
                                   the Vesting Commencement Date and
                                   thereafter 25% of the shares subject
                                   to the option shall become exercisable
                                   on each subsequent six month anniversary
                                   of the Vesting Commencement Date as
                                   follows: an additional 25% of the shares
                                   become exercisable on May 5, 1998, an
                                   additional 25% of the shares become
                                   exercisable on November 5, 1998 and and
                                   additional 25% of the shares become
                                   exercisable on May 5, 1999; provided,
                                   however, that 100% of the shares
                                   subject to the option shall become
                                   exercisable upon the occurrence of
                                   any of the following events:

                                   (i)  All or substantially all of the
                                        assets of the Company are sold,
                                        exchanged or otherwise
                                        transferred in one or more
                                        transactions;

                                   (ii)  The Company is merged or
                                         consolidated with or into another
                                         corporation with the effect
                                         that the common stockholders
                                         immediately prior to such
                                         merger or consolidation hold
                                         less than 75% of the ordinary
                                         voting power of the outstanding
                                         securities of the surviving
                                         corporation of such merger or
                                         the corporation resulting from
                                         such consolidation; or

                                   (iii)  A person or group (such as
                                          term is used in rule 13d-5 under the
                                          Securities and Exchange Act of
                                          1934) shall, as a result of
                                          the tender or exchange offer,
                                          open market purchases, merger,
                                          private placement or
                                          otherwise, have become,
                                          directly or indirectly, the
                                          beneficial owner (within the
                                          meaning of rule 13d-5 under
                                          the Securities and Exchange
                                          Act of 1934) or securities
                                          having 15% or more of the
                                          voting power of then
                                          outstanding securities of the
                                          Company, excluding the
                                          issuance of securities in
                                          connection with the conversion
                                          of the Floating Rate
                                          Convertible Subordinated Note
                                          Due 1998 dated as of April 3,
                                          1995 issued by the Company to
                                          Computer Associates
                                          International, Inc. and any
                                          transactions related thereto.

                                    (iv)  The Board elects to expand its
                                          membership to 9, or if 3 of its
                                          existing members resign or are in
                                          some way removed from the Board.

                                    (v)   The 2 Board members nominated by
                                          Newport Acquisition Company No 2
                                          LLC or its successors ("Newport")
                                          vote the Newport shares.

                                    (vi)  Termination of the employee or
                                          consultant by the Company for any
                                          reason without cause.

Termination Period:                Option may be exercised for a period
                                   of five (5) years after termination of
                                   employment or consulting relationship
                                   with the Company (but in no event later
                                   than the Expiration Date).

    By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Nonstatutory Stock Option Agreement attached and made a part of this document.

OPTIONEE:                          CENTURA SOFTWARE CORPORATION

                                   By:
---------------------------------  -----------------------------------
Signature

                                   Title:
---------------------------------  -----------------------------------
Print Name

                          CENTURA SOFTWARE CORPORATION

                      NONSTATUTORY STOCK OPTION AGREEMENT

    1. GRANT OF OPTION. Centura Software Corporation, a California corporation (the "COMPANY"), hereby grants to the Optionee named in the Notice of Stock Option Grant attached to this Agreement ("OPTIONEE"), an option (the "OPTION") to purchase the total number of shares of Common Stock (the "SHARES") set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "EXERCISE PRICE") subject to the terms, definitions and provisions of this Nonstatutory Stock Option Agreement (the "Agreement").

    This Option is intended to be a Nonstatutory Stock Option.

    2. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant as follows:

        (a) RIGHT TO EXERCISE.

            (i) This Option may not be exercised for a fraction of a share.

            (ii) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitations contained in paragraph (iii) below.

           (iii) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Stock Option Grant.

        (b) METHOD OF EXERCISE.

            (i) This Option shall be exercisable by delivering to the Company a written notice of exercise (in the form attached as EXHIBIT A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such Shares of Common Stock as may be required by the Company. Such written notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

            (ii) As a condition to the exercise of this Option, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the exercise of the Option or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

           (iii) No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.

    3. OPTIONEE'S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "SECURITIES ACT"), at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in customary form, a copy of which is available for Optionee's review from the Company upon request.

    4. METHOD OF PAYMENT. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee: (a) cash; (b) check; (c) surrender of other Shares of Common Stock of the Company that (i) either have been owned by Optionee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; (d) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised; or (e) if there is a public market for the Shares and they are registered under the Securities Act, delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the exercise price.

    5. RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 207 of Title 12 of the Code of Federal Regulations ("REGULATION G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

    6. TERMINATION OF RELATIONSHIP. In the event of termination of Optionee's employment or consulting relationship with the Company, Optionee may, to the extent otherwise so entitled at the date of such termination (the "TERMINATION DATE"), exercise this Option during the Termination Period set out in the Notice of Stock Option Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified in the Notice of Stock Option Grant, the Option shall terminate.

    7. DISABILITY OF OPTIONEE. Notwithstanding the provisions of Section 6 above, in the event of termination of Optionee's employment or consulting relationship with the Company as a result of total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code), Optionee may, but only within five (5) years from the date of termination of such relationship (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), exercise the Option to the extent otherwise so entitled at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified in this Agreement, the Option shall terminate.

    8.  DEATH OF OPTIONEE.  In the event of the death of Optionee:

        (a) during the term of this Option and while an employee or consultant of the Company and having been an employee or consultant of the Company since the date of grant of the Option, the Option may be exercised, at any time within five (5) years following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in
    Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living and remained as an employee of the Company three (3) months after the date of death; or

        (b) within thirty (30) days after the termination of Optionee's employment or consulting relationship with the Company, the Option may be exercised, at any time within five (5) years following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

    9. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. An Option may be exercised during the lifetime of Optionee only by Optionee or a transferee permitted by this section. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

    10. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the terms of this Option.

    11. NO ADDITIONAL EMPLOYMENT RIGHTS. Optionee understands and agrees that the vesting of Shares pursuant to the Vesting Schedule is earned only by continuing as an employee or consultant of the Company at the will of the Company (not through the act of being hired, being granted this Option or acquiring Shares under this Agreement). Optionee further acknowledges and agrees that nothing in this Agreement shall confer upon Optionee any right with respect to continuation as an employee or consultant of the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

    12. TAX CONSEQUENCES. Optionee acknowledges that he or she has read the brief summary set forth below of certain federal tax consequences of exercise of this Option and disposition of the Shares under the law in effect as of the date of grant. OPTIONEE UNDERSTANDS THAT THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

        (a) EXERCISE OF NONSTATUTORY STOCK OPTION. Optionee may incur regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. In addition, if Optionee is an employee of the Company, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

        (b) DISPOSITION OF SHARES. Gain realized on the disposition of Shares will be treated as long-term or short-term capital gain depending on whether or not the disposition occurs more than one year after the exercise date.

    13. SIGNATURE. This Stock Option Agreement shall be deemed executed by the Company and Optionee upon execution by such parties of the Notice of Stock Option Grant attached to this Stock Option Agreement.

                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

                                   EXHIBIT A

                               NOTICE OF EXERCISE

To:        Centura Software Corporation
Attn:      Stock Option Administrator
Subject:   Notice of Intention to Exercise Nonstatutory Stock
           Option
           ----------------------------------------------------

    This is official notice that the undersigned ("OPTIONEE") intends to
exercise Optionee's option to purchase          shares of Centura Software
Corporation Common Stock, under and pursuant to the Nonstatutory Stock Option
Agreement dated            , as follows:

Grant Number:
                    ------------------------------------------------

Date of Purchase:
                    ------------------------------------------------

Number of Shares:
                    ------------------------------------------------

Purchase Price:
                    ------------------------------------------------

Method of Payment
of Purchase Price:
                    ------------------------------------------------

Social Security
No.:
                    ------------------------------------------------

The shares should be issued as follows:

Name:
                    ------------------------------------------------

Address:
                    ------------------------------------------------

                    ------------------------------------------------

                    ------------------------------------------------

Signed:
                    ------------------------------------------------

Date:
                    ------------------------------------------------